UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21727
                                                    -----------

                        First Trust Mortgage Income Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period:  April 30, 2017
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                                      MORTGAGE INCOME FUND (FMY)

                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2017

                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   4
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statements of Changes in Net Assets.........................................  13
Statement of Cash Flows.....................................................  14
Financial Highlights........................................................  15
Notes to Financial Statements...............................................  16
Additional Information......................................................  22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of the relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2017

Dear Shareholders:

Thank you for your investment in the First Trust Mortgage Income Fund (the "Fund").

The year 2016 was a historic year all over the world. Many will remember some of the events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of 2016, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, 2016, Donald J. Trump was elected to become the 45th president in our country's history. As I write this, he has just hit his 100th day in office, always a historic marker for pundits, politicians, and voters. While no one has a crystal ball and the ability to predict how the Trump administration will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. His message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. It took until January 25, 2017, but the Dow finally traded over 20,000 on that day. On March 1, 2017, the Dow went past 21,000, a new record. As with all change and a new administration, only time will tell where our economy and the markets will go.

As of December 31, 2016, the S&P 500(R) Index (the "Index") was up 11.96% for the year, on a total return basis, as measured by Bloomberg. As of April 30, 2017, the Index was up 7.16% (calendar year-to-date). The current bull market (measuring from March 9, 2009 through April 28, 2017) is the second longest in history, but lags the longest bull market by 4.17 years, according to Bespoke Investment Group. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
"AT A GLANCE"
AS OF APRIL 30, 2017 (UNAUDITED)


------------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FMY
Common Share Price                                                      $14.07
Common Share Net Asset Value ("NAV")                                    $15.49
Premium (Discount) to NAV                                                (9.17)%
Net Assets Applicable to Common Shares                             $65,250,162
Current Monthly Distribution per Common Share (1)                       $0.065
Current Annualized Distribution per Common Share                        $0.780
Current Distribution Rate on Common Share Price (2)                       5.54%
Current Distribution Rate on NAV (2)                                      5.04%
------------------------------------------------------------------------------


--------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------
                 Common Share Price       NAV
4/16                   14.49             15.57
                       14.20             15.52
                       14.39             15.50
                       14.53             15.51
5/16                   14.46             15.53
                       14.40             15.47
                       14.40             15.47
                       14.36             15.47
6/16                   14.37             15.48
                       14.40             15.45
                       14.61             15.44
                       14.57             15.49
                       14.54             15.49
7/16                   14.70             15.50
                       14.58             15.47
                       14.56             15.45
                       14.60             15.47
8/16                   14.51             15.48
                       14.56             15.44
                       14.50             15.44
                       14.54             15.45
                       14.46             15.44
9/16                   14.40             15.50
                       14.41             15.48
                       14.28             15.49
                       14.10             15.51
10/16                  14.00             15.54
                       13.94             15.50
                       13.76             15.53
                       13.76             15.43
11/16                  14.00             15.51
                       14.07             15.42
                       14.06             15.45
                       13.97             15.43
                       14.06             15.44
12/16                  14.06             15.44
                       14.08             15.39
                       14.07             15.39
                       14.02             15.39
1/17                   14.09             15.44
                       14.20             15.45
                       14.08             15.48
                       14.17             15.48
2/17                   14.10             15.51
                       14.07             15.47
                       14.06             15.46
                       14.07             15.47
                       14.16             15.48
3/17                   14.06             15.49
                       14.05             15.48
                       14.10             15.48
                       14.09             15.48
4/17                   14.07             15.49


------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                      Average Annual Total Return
                                                                          ----------------------------------------------------
                                          6 Months Ended   1 Year Ended   5 Years Ended   10 Years Ended   Inception (5/25/05)
                                             4/30/17         4/30/17         4/30/17         4/30/17           to 4/30/17
FUND PERFORMANCE (3)
NAV                                            2.54%          5.29%           4.42%           6.35%               5.92%
Market Value                                   3.32%          2.76%           0.11%           6.30%               4.67%

INDEX PERFORMANCE
Bloomberg Barclays U.S. Mortgage Backed
   Securities (MBS) Index                     -0.61%          0.66%           2.04%           4.18%               4.21%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
Weighted Average Effective Duration            1.67
Weighted Average Effective Maturity            4.27
--------------------------------------------------------


--------------------------------------------------------
                                            % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
--------------------------------------------------------
Mortgage-Backed Securities                    65.44%
U.S. Government Agency MBS                    28.13
Asset-Backed Securities                        1.75
Cash & Cash Equivalents                        4.68
--------------------------------------------------------
                                      Total  100.00%
                                             =======

--------------------------------------------------------
                                            % OF TOTAL
                                           FIXED-INCOME
CREDIT QUALITY (4)                         INVESTMENTS
--------------------------------------------------------
Government                                    28.27%
AAA                                            0.21
AA+                                           12.72
AA                                             3.20
AA-                                            4.80
A+                                            10.96
A                                              0.92
A-                                             2.09
BBB+                                           0.06
BBB                                            2.08
BBB-                                           0.96
BB+                                            0.91
BB                                             0.08
BB-                                            2.42
B+                                             2.06
B                                              1.14
B-                                             0.49
CCC                                            8.97
CC                                             0.93
D                                              2.63
NR                                             9.42
Cash & Cash Equivalents                        4.68
--------------------------------------------------------
                                      Total  100.00%
                                             =======

(1) Most recent distribution paid or declared through 4/30/2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. Sub-investment grade ratings are those rated BB+ or lower. "NR" indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

NR    Not Rated

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of April 30, 2017, First Trust managed or supervised $105.533 billion in assets.

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JIM SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER


                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The First Trust Mortgage Income Fund's ("FMY" or the "Fund") primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund will pursue its objectives by investing primarily in mortgage-backed securities ("MBS") representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP

During the six-month period ended April 30, 2017, the U.S. bond market experienced declines and higher rates across the maturity spectrum, led by the 5-year Treasury, which saw its yield increase by 51 basis points ("bps"). The long end outperformed the 5-year Treasury, with the yield curve bear flattening of 14bps. Fixed-rate Agency MBS spreads widened approximately 9bps over the six-month period, to close at 24bps Treasury option-adjusted spread ("OAS"), as measured using the BofA Merrill Lynch US Mortgage Backed Index calculations.

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2017, the Fund returned 2.54% based on net asset value ("NAV") and 3.32% on market price. During the same time period, the Fund's benchmark, the Bloomberg Barclays U.S. MBS Index returned -0.61%. The Fund outperformed the index by 3.15% net of fees for the period.

Over the six-month time period, the Fund maintained a very defensive duration in the portfolio relative to the benchmark. This was a key driver of outperformance over the six-month period as the broader U.S. bond market experienced significant declines. An additional key contributor to outperformance was the legacy Non-Agency Residential MBS sector. The portfolio management team increased the overall allocation to the sector, which then experienced spread tightening. The team also began to deploy significant excess cash reserves into more stable, defensive Agency MBS cash flows which helped to generate interest income and stabilize the overall duration distribution across the yield curve profile of the strategy.

HISTORICAL EARNINGS

Income is recognized for financial statement purposes in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Over the past two fiscal years ended October 31, 2015 and 2016, and the semi-annual period ended April 30, 2017, U.S. GAAP basis gross income has been lower than in previous fiscal years, as it has been impacted by yield adjustments on certain legacy interest only securities due to changes in prepayments and estimated future cash flows. Additionally, the U.S. GAAP basis yield adjustments during the periods referenced had no impact on the Fund's net asset value, its total return, or the tax characterization of its distributions. For a per share breakdown of income and distributions for the past five and a half fiscal years, please see the Financial Highlights on page 15 of this semi-annual report.

MARKET OUTLOOK

The tail end of 2016 saw the Federal Reserve ("Fed") raise the Federal Funds overnight target rate by 25bps and then another 25bps at the March 2017 meeting. Additionally, the broader U.S. fixed-income markets saw significant sell-offs in the immediate aftermath of the U.S. presidential election, with the new administration promising deregulation, tax cuts, and infrastructure spending. After the second Fed hike in March, the market began to rally on the back of the markets wavering confidence in the new administration's ability to push meaningful pro-growth agenda through. We do expect that the Fed will continue to increase the overnight funding target rate with another two hikes for the balance of 2017, and then address the deleveraging of the $4.5 trillion Fed balance sheet. We believe the deleveraging will increase volatility in the U.S. markets, put upward pressure on yields and lead to wider spreads across all U.S. fixed-income markets.

Given our views and outlook on the markets, we plan to continue to manage the Fund defensively versus the Fund's benchmark from a duration standpoint, while maintaining our ongoing strategy of barbelling our duration across the yield curve, with higher yielding, spread assets allocated primarily to defensive short maturities. We continue to be bearish on the benchmark, and as such, anticipate maintaining an underweight on the MBS basis.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
MORTGAGE-BACKED SECURITIES - 65.2%

                 COLLATERALIZED MORTGAGE OBLIGATIONS - 54.1%
                 Accredited Mortgage Loan Trust
$       403,267     Series 2003-2, Class A1.............................      4.98%        10/01/33    $       412,446
                 ACE Securities Corp. Home Equity Loan Trust
        993,918     Series 2006-ASAP6, Class A2D (a)....................      1.21%        12/25/36            518,434
                 Banc of America Funding Corp.
        146,940     Series 2008-R2, Class 1A4 (b).......................      6.00%        09/01/37            152,880
                 Banc of America Mortgage Trust
         53,533     Series 2002-L, Class 1A1 (a)........................      2.52%        12/01/32             48,757
        226,679     Series 2005-A, Class 2A1 (a)........................      3.52%        02/01/35            225,851
                 Chase Mortgage Finance Trust
        260,662     Series 2007-A1, Class 1A3 (a).......................      3.36%        02/01/37            258,403
                 Citigroup Mortgage Loan Trust
        364,573     Series 2005-6, Class A1 (a).........................      2.69%        09/01/35            376,715
        954,788     Series 2012-7, Class 10A2 (a) (b)...................      3.24%        09/01/36            889,988
                 Countrywide Asset-Backed Certificates
        138,070     Series 2006-S8, Class A6............................      5.51%        04/01/36            137,130
                 Countrywide Home Loan Mortgage Pass-Through Trust
        527,141     Series 2003-46, Class 2A1 (a).......................      3.30%        01/01/34            521,980
        358,807     Series 2006-21, Class A8............................      5.75%        02/01/37            310,300
        604,962     Series 2006-HYB5, Class 3A1A (a)....................      3.20%        09/01/36            489,318
                 Credit Suisse First Boston Mortgage Securities Corp.
        380,262     Series 2004-AR2, Class 1A1 (a)......................      3.40%        03/01/34            373,987
        662,522     Series 2004-AR8, Class 6A1 (a)......................      3.08%        09/01/34            664,956
        207,619     Series 2005-5, Class 3A2 (a)........................      1.29%        07/25/35            199,709
                 Deutsche ALT-A Securities Inc Mortgage Loan Trust
         38,172     Series 2003-3, Class 3A1............................      5.00%        10/01/18             38,501
                 DSLA Mortgage Loan Trust
        819,254     Series 2004-AR3, Class 2A2A (a).....................      1.36%        07/19/44            797,147
        888,522     Series 2007-AR1, Class 2A1A (a).....................      1.13%        04/19/47            781,030
                 GMAC Mortgage Corporation Loan Trust
        150,547     Series 2004-AR1, Class 22A (a)......................      3.75%        06/01/34            147,230
                 GSR Mortgage Loan Trust
         17,690     Series 2003-10, Class 1A12 (a)......................      2.93%        10/01/33             17,545
        207,455     Series 2005-AR1, Class 4A1 (a)......................      2.79%        01/01/35            197,799
                 Harborview Mortgage Loan Trust
        487,548     Series 2004-6, Class 3A1 (a)........................      3.53%        08/01/34            469,813
                 Home Equity Asset Trust
         65,000     Series 2005-3, Class M4 (a).........................      1.63%        08/25/35             62,009
        520,000     Series 2005-9, Class M1 (a).........................      1.40%        04/25/36            493,014
                 Impac CMB Trust
        325,744     Series 2004-6, Class 1A2 (a)........................      1.77%        10/25/34            313,633
                 Irwin Home Equity Loan Trust
         53,025     Series 2006-3, Class 2A2 (b)........................      5.83%        09/01/37             53,090
                 IXIS Real Estate Capital Trust
      1,189,632     Series 2007-HE1, Class A3 (a).......................      1.15%        05/25/37            427,940
                 JP Morgan Mortgage Trust
      1,355,448     Series 2005-ALT1, Class 4A1 (a).....................      3.27%        10/01/35          1,270,739
      1,289,997     Series 2006-A2, Class 4A1 (a).......................      3.18%        08/01/34          1,296,313


Page 4                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$       325,213     Series 2006-A2, Class 5A3 (a).......................      3.12%        11/01/33    $       330,279
                 JP Morgan Re-REMIC
        320,386     Series 2009-7, Class 12A1 (b).......................      6.25%        01/03/37            326,357
                 MASTR Alternative Loan Trust
      3,975,853     Series 2006-2, Class 2A3 (a)........................      1.34%        03/25/36            823,191
                 MASTR Asset Backed Securities Trust
        970,626     Series 2006-HE5, Class A3 (a).......................      1.15%        11/25/36            643,889
      1,446,594     Series 2006-NC2, Class A3 (a).......................      1.10%        08/25/36            786,355
        660,301     Series 2006-NC2, Class A5 (a).......................      1.23%        08/25/36            367,477
                 MASTR Asset Securitization Trust
         24,005     Series 2003-11, Class 5A2...........................      5.25%        12/01/23             23,683
        112,786     Series 2003-11, Class 6A16..........................      5.25%        12/01/33            114,458
                 Mellon Residential Funding Corp.
                   Mortgage Pass-Through Trust
        382,836     Series 2001-TBC1, Class A1 (a)......................      1.69%        11/15/31            359,763
        390,498     Series 2002-TBC2, Class A (a).......................      1.85%        08/15/32            373,867
                 Meritage Mortgage Loan Trust
        335,081     Series 2004-2, Class M3 (a).........................      1.97%        01/25/35            322,168
                 Morgan Stanley Mortgage Loan Trust
        856,746     Series 2004-7AR, Class 2A6 (a)......................      3.22%        09/01/34            871,683
                 MortgageIT Trust
        346,414     Series 2005-2, Class 2A (a).........................      2.63%        05/01/35            339,074
                 Nomura Asset Acceptance Corporation
        718,304     Series 2004-AR4, Class M1 (a).......................      1.59%        12/25/34            672,381
                 Nomura Resecuritization Trust
      1,263,000     Series 2015-6R, Class 2A4 (a) (b)...................      6.97%        01/02/37          1,033,008
                 Provident Funding Mortgage Loan Trust
        118,483     Series 2004-1, Class 1A1 (a)........................      3.23%        04/01/34            118,190
        105,901     Series 2005-1, Class 1A1 (a)........................      3.42%        05/01/35            105,893
                 Residential Accredit Loans, Inc.
        173,087     Series 2006-QO1, Class 2A1 (a)......................      1.26%        02/25/46            119,322
      2,129,881     Series 2006-QS6, Class 1AV, IO (a)..................      0.75%        06/01/36             62,989
                 Residential Asset Securitization Trust
         51,079     Series 2004-A3, Class A7............................      5.25%        06/01/34             52,629
                 Saxon Asset Securities Trust
      1,032,472     Series 2007-2, Class A2D (a)........................      1.29%        05/25/47            781,586
                 Springleaf Mortgage Loan Trust
        138,421     Series 2013-3A, Class A (b).........................      1.87%        09/01/57            138,650
        850,000     Series 2013-3A, Class M3 (b)........................      5.00%        09/01/57            850,201
                  Structured Adjustable Rate Mortgage Loan Trust
        500,681     Series 2004-2, Class 4A2 (a)........................      3.32%        03/01/34            500,488
                 Structured Asset Securities Corp. Mortgage
                   Pass-Through Certificates
         53,839     Series 2001-SB1, Class A2...........................      3.38%        08/01/31             53,402
                 Thornburg Mortgage Securities Trust
        426,145     Series 2003-4, Class A1 (a).........................      1.63%        09/25/43            412,034
                 Towd Point Mortgage Trust
        715,756     Series 2015-2, Class 2A1 (a) (b)....................      3.75%        11/01/57            735,315


                        See Notes to Financial Statements                 Page 5

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 Wachovia Mortgage Loan Trust, LLC
$       385,845     Series 2006-A, Class 3A1 (a)........................      3.08%        05/01/36    $       368,836
                 WaMu Mortgage Pass-Through Certificates
        212,074     Series 2003-AR5, Class A7 (a).......................      2.87%        06/01/33            214,547
        570,714     Series 2004-AR1, Class A (a)........................      3.14%        03/01/34            579,398
        641,273     Series 2004-AR10, Class A1B (a).....................      1.41%        07/25/44            618,350
        496,944     Series 2004-AR13, Class A1A (a).....................      1.71%        11/25/34            478,088
         98,656     Series 2004-AR3, Class A2 (a).......................      2.97%        06/01/34             99,821
        661,666     Series 2005-AR1, Class A1A (a)......................      1.63%        01/25/45            652,581
        954,847     Series 2005-AR11, Class A1A (a).....................      1.31%        08/25/45            940,082
        867,863     Series 2005-AR6, Class 2A1A (a).....................      1.22%        04/25/45            824,253
        386,505     Series 2005-AR9, Class A1A (a)......................      1.63%        07/25/45            377,988
        637,236     Series 2006-AR2, Class 1A1 (a)......................      2.91%        03/01/36            603,457
                 Washington Mutual Alternative Mortgage
                    Pass-Through Certificates
         31,410     Series 2007-5, Class A11 (c)........................     33.54%        06/25/37             64,203
                 Washington Mutual MSC Mortgage
                    Pass-Through Certificates
        425,002     Series 2004-RA1, Class 2A...........................      7.00%        03/01/34            465,510
                 Wells Fargo Mortgage Backed Securities Trust
        539,357     Series 2003-H, Class A1 (a).........................      3.02%        09/01/33            545,716
        560,851     Series 2004-A, Class A1 (a).........................      3.11%        02/01/34            565,907
         58,386     Series 2004-EE, Class 3A1 (a).......................      3.25%        12/01/34             60,483
      1,070,522     Series 2004-R, Class 1A1 (a)........................      3.03%        09/01/34          1,080,972
        274,945     Series 2004-S, Class A1 (a).........................      3.05%        09/01/34            280,006
        609,557     Series 2004-Y, Class 1A2 (a)........................      3.00%        11/01/34            604,198
          7,581     Series 2004-Z, Class 2A1 (a)........................      3.00%        12/01/34              7,672
         31,932     Series 2004-Z, Class 2A2 (a)........................      3.00%        12/01/34             32,315
        274,148     Series 2005-AR10, Class 2A17 (a)....................      3.09%        06/01/35            279,533
        571,929     Series 2005-AR16, Class 1A1 (a).....................      3.23%        08/01/33            585,939
        256,693     Series 2005-AR3, Class 2A1 (a)......................      3.12%        03/01/35            258,610
        431,825     Series 2005-AR8, Class 1A1 (a)......................      3.14%        06/01/35            438,127
        491,658     Series 2006-13, Class A5............................      6.00%        10/01/36            487,583
        176,670     Series 2007-16, Class 1A1...........................      6.00%        12/04/37            185,139
        248,124     Series 2007-2, Class 1A13...........................      6.00%        03/01/37            246,501
         60,911     Series 2007-8, Class 2A2............................      6.00%        07/01/37             60,873
                                                                                                       ---------------
                                                                                                            35,271,677
                                                                                                       ---------------
                 COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.1%
                 Banc of America Commercial Mortgage Trust
        555,211     Series 2007-3, Class AJ, STRIP (a)..................      5.85%        06/01/49            559,101
                 Bayview Commercial Asset Trust
        505,670     Series 2004-2, Class A (a) (b)......................      1.64%        08/25/34            469,489
                 BXHTL Mortgage Trust
        800,000     Series 2015-JWRZ, Class B (a) (d)...................      2.69%        05/15/29            799,668
                 COMM Mortgage Trust
        150,000     Series 2007-C9, Class AJ............................      5.65%        12/01/49            150,830
                 Greenwich Capital Commercial Funding Corp.
        700,000     Series 2007-GG11, Class AJ (a)......................      6.24%        12/01/49            711,351


Page 6                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                 Hudsons Bay Simon JV Trust
$       510,000     Series 2015-HBFL, Class DFL (a) (b).................      4.64%        08/05/34    $       507,970
                 Hyatt Hotel Portfolio Trust
      1,040,000     Series 2015-HYT, Class B (a) (b)....................      2.69%        11/15/29          1,042,348
                 UBS-Barclays Commercial Mortgage Trust
     14,789,360     Series 2013-C5, Class XA, IO (a) (b)................      1.15%        03/01/46            683,110
                 Wachovia Bank Commercial Mortgage Trust
        659,091     Series 2007-C30, Class AJ...........................      5.41%        12/01/43            668,154
        650,000     Series 2007-C33, Class AJ, STRIP (a)................      6.18%        02/01/51            662,592
                 Waldorf Astoria Boca Raton Trust
      1,000,000     Series 2016-BOCA, Class E (a) (d)...................      5.34%        06/15/29          1,003,768
                                                                                                       ---------------
                                                                                                             7,258,381
                                                                                                       ---------------
                 TOTAL MORTGAGE-BACKED SECURITIES...................................................        42,530,058
                 (Cost $42,722,106)                                                                    ---------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 28.0%

                 COLLATERALIZED MORTGAGE OBLIGATIONS - 17.3%
                 Federal Home Loan Mortgage Corp.
         32,118     Series 1007, Class H (c)............................     19.54%        10/15/20             38,578
         47,533     Series 1394, Class ID (c)...........................      9.57%        10/15/22             55,955
         46,602     Series 2303, Class SW (c)...........................     10.00%        03/01/24             10,203
        455,276     Series 2439, Class XI, IO (c).......................      6.50%        03/01/32            101,565
      1,059,331     Series 2807, Class SB, IO (c).......................      6.46%        11/15/33            214,392
      2,178,913     Series 2975, Class SJ, IO (c).......................      5.66%        05/15/35            346,758
         13,874     Series 3195, Class SX (c)...........................     39.69%        07/15/36             52,930
        192,082     Series 3410, Class HC...............................      5.50%        02/01/38            204,697
        458,172     Series 3619, Class EI, IO...........................      4.50%        05/01/24              8,344
        325,906     Series 3692, Class PS, IO (c).......................      5.61%        05/15/38             11,184
      1,684,230     Series 3726, Class KI, IO...........................      3.50%        04/01/25             91,384
      2,354,340     Series 3784, Class BI, IO...........................      3.50%        01/01/21            101,048
        250,000     Series 3797, Class KB...............................      4.50%        01/01/41            282,436
      1,401,404     Series 3870, Class WS, IO (c).......................      5.61%        06/15/31            168,154
        504,628     Series 3898, Class NI, IO...........................      5.00%        07/01/40             32,076
        103,920     Series 4021, Class IP, IO...........................      3.00%        03/01/27              9,359
      1,229,261     Series 4206, Class IA, IO...........................      3.00%        03/01/33            176,697
        510,528     Series 4615, Class GT (c)...........................      4.00%        10/15/42            484,029
                 Federal National Mortgage Association
        152,274     Series 2003-15, Class MS, IO (c)....................      7.01%        03/25/33             35,347
         28,077     Series 2004-74, Class SW (c)........................     13.51%        11/25/31             38,613
        500,000     Series 2004-W10, Class A6...........................      5.75%        08/01/34            571,694
        340,369     Series 2005-122, Class SN (c).......................     24.64%        01/25/36            341,737
        171,347     Series 2006-5, Class 3A2 (a)........................      3.10%        05/01/35            180,731
        210,138     Series 2007-30, Class ZM............................      4.25%        04/01/37            232,878
        266,425     Series 2008-17, Class BE............................      5.50%        10/01/37            325,086
          8,122     Series 2008-50, Class AI, IO........................      5.50%        06/01/23                369
        353,000     Series 2009-28, Class HX............................      5.00%        05/01/39            410,369
        159,029     Series 2009-37, Class NZ............................      5.71%        02/01/37            202,833
      1,587,094     Series 2010-10, Class NI, IO........................      5.00%        01/01/39             55,651


                        See Notes to Financial Statements                 Page 7

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 Federal National Mortgage Association (Continued)
$     2,330,112     Series 2010-103, Class ID, IO.......................      5.00%        09/01/40    $       325,117
      1,289,486     Series 2010-104, Class CI, IO.......................      4.00%        09/01/20             52,767
      3,336,191     Series 2010-139, Class KI, IO.......................      1.09%        12/01/40            141,797
         67,400     Series 2010-142, Class PS, IO (c)...................      5.06%        05/25/40              2,117
        412,597     Series 2010-145, Class TI, IO.......................      3.50%        12/01/20             18,467
        567,042     Series 2010-40, Class MI, IO........................      4.50%        08/01/24              7,130
        269,541     Series 2011-5, Class IK, IO.........................      8.00%        02/01/21             25,132
      3,499,745     Series 2011-66, Class QI, IO........................      3.50%        07/01/21            176,220
        224,830     Series 2012-111, Class B............................      7.00%        10/01/42            265,363
      2,528,413     Series 2012-112, Class BI, IO.......................      3.00%        09/01/31            262,981
      2,138,472     Series 2012-125, Class MI, IO.......................      3.50%        11/01/42            430,469
      2,866,510     Series 2013-32, Class IG, IO........................      3.50%        04/01/33            412,569
        671,952     Series 2013-51, Class PI, IO........................      3.00%        11/01/32             79,952
      1,589,029     Series 2015-20, Class ES, IO (c)....................      5.16%        04/25/45            281,992
      2,179,765     Series 2015-76, Class BI, IO........................      4.00%        10/01/39            266,773
      5,513,845     Series 2015-97, Class AI, IO........................      4.00%        09/01/41            923,480
        168,142     Series 2016-74, Class LI, IO........................      3.50%        09/01/46             58,259
                 Federal National Mortgage Association, STRIP
        109,398     Series 355, Class 18, IO............................      7.50%        11/01/33             29,276
      1,494,574     Series 406, Class 6, IO.............................      4.00%        01/01/41            283,109
                 Government National Mortgage Association
        174,666     Series 2004-95, Class QZ............................      4.50%        11/01/34            191,214
        226,871     Series 2005-33, Class AY............................      5.50%        04/01/35            257,231
        128,608     Series 2005-68, Class DP (c)........................     14.04%        06/17/35            160,113
        180,223     Series 2005-68, Class KI, IO (c)....................      5.31%        09/20/35             29,750
        149,241     Series 2007-50, Class AI, IO (c)....................      5.78%        08/20/37             27,038
        220,000     Series 2008-32, Class JD............................      5.50%        04/01/38            265,144
        410,859     Series 2008-73, Class SK, IO (c)....................      5.75%        08/20/38             68,608
        233,933     Series 2009-65, Class NJ, IO........................      5.50%        07/01/39             16,600
        111,623     Series 2009-79, Class PZ............................      6.00%        09/01/39            156,263
      1,256,474     Series 2010-115, Class IQ, IO.......................      4.50%        11/01/38             70,566
        715,000     Series 2010-61, Class KE............................      5.00%        05/01/40            857,223
      1,205,261     Series 2011-131, Class EI, IO.......................      4.50%        08/01/39             50,546
         69,202     Series 2016-139, Class MZ...........................      1.50%        07/01/45             44,220
                 Government National Mortgage Association, IO
        480,464     Series 2007-68, Class PI (c)........................      5.66%        11/20/37             89,249
      1,817,262     Series 2009-100, Class SL (c).......................      5.51%        05/16/39            151,911
                                                                                                       ---------------
                                                                                                            11,263,743
                                                                                                       ---------------
                 COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.3%
                 Government National Mortgage Association
        218,000     Series 2013-57, Class D.............................      2.35%        06/01/46            192,214
                                                                                                       ---------------
                                                                                                               192,214
                                                                                                       ---------------
                 PASS-THROUGH SECURITIES - 10.4%
                 Federal Home Loan Mortgage Corp.
        957,363     Gold Pool...........................................      3.00%        08/01/46            956,989
        674,622     Pool A94738.........................................      4.50%        11/01/40            728,056
        549,580     Pool K36017.........................................      5.00%        09/01/47            591,192


Page 8                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                 PASS-THROUGH SECURITIES (CONTINUED)
                 Federal National Mortgage Association
$     1,116,531     Pool 831145.........................................      6.00%        12/01/35    $     1,275,358
      1,131,040     Pool 843971.........................................      6.00%        11/01/35          1,312,634
        971,717     Pool AS9194.........................................      4.50%        12/01/44          1,062,557
        894,403     Pool AT2720.........................................      3.00%        05/01/43            898,693
                                                                                                       ---------------
                                                                                                             6,825,479
                                                                                                       ---------------
                 TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES............................        18,281,436
                 (Cost $20,118,171)                                                                    ---------------

ASSET-BACKED SECURITIES - 1.7%

                 Green Tree Financial Corp.
          1,409     Series 1997-2, Class A6.............................      7.24%        06/15/28              1,412
         16,296     Series 1997-3, Class A6.............................      7.32%        03/15/28             16,741
          7,977     Series 1997-7, Class A6.............................      6.76%        07/15/28              8,051
        109,875     Series 1998-4, Class A7 (a).........................      6.87%        04/01/30            118,196
                 Mid-State Capital Corp. Trust
        456,056     Series 2004-1, Class M1.............................      6.50%        08/01/37            493,942
        463,420     Series 2005-1, Class A..............................      5.75%        01/01/40            499,222
                                                                                                       ---------------
                 TOTAL ASSET-BACKED SECURITIES......................................................         1,137,564
                 (Cost $1,130,969)                                                                     ---------------

                 TOTAL INVESTMENTS - 94.9%..........................................................        61,949,058
                 (Cost $63,971,246) (e)

                 NET OTHER ASSETS AND LIABILITIES - 5.1%............................................         3,301,104
                                                                                                       ---------------
                 NET ASSETS - 100.0%................................................................   $    65,250,162
                                                                                                       ===============

-----------------------------

(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at April 30, 2017.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust" or the "Advisor"), the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2017, securities noted as such amounted to $6,882,406, or 10.55% of net assets.

(c) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at April 30, 2017.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,723,234 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,745,422.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


                        See Notes to Financial Statements                 Page 9

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        4/30/2017         PRICES          INPUTS           INPUTS
                                                       ------------    ------------    -------------    ------------
Mortgage-Backed Securities.........................    $ 42,530,058     $        --    $  42,530,058    $         --
U.S. Government Agency Mortgage-Backed
   Securities......................................      18,281,436              --       18,281,436              --
Asset-Backed Securities............................       1,137,564              --        1,137,564              --
                                                       ------------    ------------    -------------    ------------
Total Investments..................................      61,949,058              --       61,949,058              --
Futures Contracts..................................           9,031           9,031               --              --
                                                       ------------    ------------    -------------    ------------
Total..............................................    $ 61,958,089     $     9,031    $  61,949,058    $         --
                                                       ============    ============    =============    ============


                                                 LIABILITIES TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        4/30/2017         PRICES          INPUTS           INPUTS
                                                       ------------    ------------    -------------    ------------
Futures Contracts.................................     $     (4,406)   $     (4,406)   $          --    $         --
                                                       ============    ============    =============    ============

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2017.

OPEN FUTURES CONTRACTS AT APRIL 30, 2017 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                   UNREALIZED
                                               NUMBER OF       EXPIRATION        NOTIONAL        APPRECIATION /
                                               CONTRACTS          MONTH            VALUE         (DEPRECIATION)
                                              -----------      -----------      -----------      --------------
LONG FUTURES CONTRACTS
U.S. Treasury Long Bond Futures                    2            Jun-2017        $   305,938      $        9,031

SHORT FUTURES CONTRACTS
U.S. Treasury 5-Year Notes                         8            Jun-2017           (947,250)             (4,406)
                                                                                -----------      --------------
                                                                                $  (641,312)     $        4,625
                                                                                ===========      ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2017 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $63,971,246)..........................................................................      $ 61,949,058
Cash...........................................................................................         3,042,528
Restricted cash segregated as collateral for open futures contracts............................            50,000
Receivables:
   Interest....................................................................................           303,769
   Variation margin............................................................................             6,457
Prepaid expenses...............................................................................            18,815
                                                                                                     ------------
   Total Assets................................................................................        65,370,627
                                                                                                     ------------
LIABILITIES:
Payables:
   Investment advisory fees....................................................................            45,550
   Audit and tax fees..........................................................................            29,198
   Transfer agent fees.........................................................................            21,607
   Administrative fees.........................................................................             9,739
   Printing fees...............................................................................             8,200
   Custodian fees..............................................................................             1,745
   Trustees' fees and expenses.................................................................             1,470
   Legal fees..................................................................................               772
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             1,413
                                                                                                     ------------
   Total Liabilities...........................................................................           120,465
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 65,250,162
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 73,952,951
Par value......................................................................................            42,131
Accumulated net investment income (loss).......................................................        (1,735,956)
Accumulated net realized gain (loss) on investments and futures................................        (4,991,401)
Net unrealized appreciation (depreciation) on investments and futures..........................        (2,017,563)
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 65,250,162
                                                                                                     ============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............      $      15.49
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         4,213,115
                                                                                                     ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................      $    417,642
                                                                                                     ------------
   Total investment income.....................................................................           417,642
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           274,476
Audit and tax fees.............................................................................            24,923
Administrative fees............................................................................            24,467
Transfer agent fees............................................................................            20,169
Printing fees..................................................................................            18,131
Trustees' fees and expenses....................................................................             8,451
Custodian fees.................................................................................             6,885
Financial reporting fees.......................................................................             4,624
Legal fees.....................................................................................             1,780
Other..........................................................................................            11,106
                                                                                                     ------------
   Total expenses..............................................................................           395,012
                                                                                                     ------------
NET INVESTMENT INCOME..........................................................................            22,630
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................                29
   Futures.....................................................................................             1,832
                                                                                                     ------------
Net realized gain (loss).......................................................................             1,861
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         1,427,323
   Futures.....................................................................................             4,625
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................         1,431,948
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         1,433,809
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  1,456,439
                                                                                                     ============


Page 12                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED             YEAR
                                                                                          4/30/2017          ENDED
                                                                                         (UNAUDITED)       10/31/2016
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss)........................................................    $       22,630   $      (72,393)
Net realized gain (loss)............................................................             1,861          416,597
Net change in unrealized appreciation (depreciation)................................         1,431,948        1,287,288
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations.....................         1,456,439        1,631,492
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (1,643,115)      (2,266,839)
Return of capital...................................................................                --       (1,567,096)
                                                                                        --------------   --------------
Total distributions to shareholders.................................................        (1,643,115)      (3,833,935)
                                                                                        --------------   --------------
Total increase (decrease) in net assets.............................................          (186,676)      (2,202,443)
NET ASSETS:
Beginning of period.................................................................        65,436,838       67,639,281
                                                                                        --------------   --------------
End of period.......................................................................    $   65,250,162   $   65,436,838
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period...........................    $   (1,735,956)  $     (115,471)
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at end of period......................................................         4,213,115        4,213,115
                                                                                        ==============   ==============


                        See Notes to Financial Statements                Page 13

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.....................    $    1,456,439
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments......................................................       (11,674,651)
      Sales, maturities and paydowns on investments.................................         8,615,086
      Net amortization/accretion of premiums/discounts on investments...............         1,780,782
      Net realized gain/loss on investments.........................................               (29)
      Net change in unrealized appreciation/depreciation on investments.............        (1,427,323)
      Decrease in restricted cash for reverse repurchase agreements.................           788,066
      Increase in restricted cash segregated as collateral for open futures
         contracts..................................................................           (50,000)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...............................................           (25,389)
      Increase in variation margin receivable.......................................            (6,457)
      Increase in prepaid expenses..................................................           (18,815)
      Decrease in investment advisory fees payable..................................            (1,432)
      Decrease in audit and tax fees payable........................................           (21,002)
      Decrease in legal fees payable................................................               (51)
      Decrease in printing fees payable.............................................            (2,743)
      Increase in administrative fees payable.......................................             1,797
      Decrease in custodian fees payable............................................            (5,374)
      Increase in transfer agent fees payable.......................................            14,301
      Increase in Trustees' fees and expenses payable...............................                35
      Decrease in financial reporting fees payable..................................                (2)
      Decrease in other liabilities.................................................              (120)
                                                                                        --------------
CASH USED IN OPERATING ACTIVITIES...................................................                     $     (576,882)
                                                                                                         --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...............        (1,643,115)
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES...................................................                         (1,643,115)
                                                                                                         --------------
Decrease in cash....................................................................                         (2,219,997)
Cash at beginning of period.........................................................                          5,262,525
                                                                                                         --------------
CASH AT END OF PERIOD...............................................................                     $    3,042,528
                                                                                                         ==============


Page 14                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          SIX MONTHS
                                            ENDED                               YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2017  -----------------------------------------------------------------------
                                         (UNAUDITED)     2016 (a)         2015           2014           2013           2012
                                         -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period...    $ 15.53        $ 16.05        $ 17.02        $ 17.63        $ 17.91        $ 18.43
                                           -------        -------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........       0.01          (0.02)          1.02           1.02           1.25           1.28
Net realized and unrealized gain
   (loss)..............................       0.34           0.41          (0.97)         (0.61)         (0.28)          0.17
                                           -------        -------        -------        -------        -------        -------
Total from investment operations.......       0.35           0.39           0.05           0.41           0.97           1.45
                                           -------        -------        -------        -------        -------        -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..................      (0.39)         (0.54)         (0.47)         (1.02)         (1.25)         (2.03)
Return of capital......................         --          (0.37)         (0.55)            --             --             --
                                           -------        -------        -------        -------        -------        -------
Total distributions to Common
   Shareholders........................      (0.39)         (0.91)         (1.02)         (1.02)         (1.25)         (2.03)
                                           -------        -------        -------        -------        -------        -------
Premium from shares sold in Common
   Share offering......................         --             --             --             --             --           0.06
                                           -------        -------        -------        -------        -------        -------
Net asset value, end of period.........    $ 15.49        $ 15.53        $ 16.05        $ 17.02        $ 17.63        $ 17.91
                                           =======        =======        =======        =======        =======        =======
Market value, end of period............    $ 14.07        $ 14.00        $ 14.58        $ 15.12        $ 15.79        $ 19.00
                                           =======        =======        =======        =======        =======        =======
TOTAL RETURN BASED ON NET ASSET VALUE
   (b).................................    $  2.54%          3.05%          1.06%          3.01% (c)      6.04% (c)      8.30%
                                           =======        =======        =======        =======        =======        =======
TOTAL RETURN BASED ON MARKET VALUE
   (b).................................    $  3.32%          2.26%          3.34%          2.17%        (10.47)%        11.86%
                                           =======        =======        =======        =======        =======        =======

----------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...    $65,250        $65,437        $67,639        $71,708        $74,259        $75,439
Ratio of total expenses to average
   net assets..........................       1.22% (d)      1.47%          1.55%          1.78%          1.96%          2.47%
Ratio of total expenses to average
   net assets excluding interest
   expense.............................       1.22% (d)      1.43%          1.51%          1.72%          1.83%          2.20%
Ratio of net investment income (loss)
   to average net assets...............       0.07% (d)     (0.11)%         6.18%          5.84%          7.01%          7.28%
Portfolio turnover rate................         14%            49%            46%            54%           109%            52%
----------------------------

(a) Effective September 19, 2016, the portfolio management of the Fund transitioned to the First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. ("Brookfield"), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund's managed assets, a decrease from the Fund's previous investment management fee of 1.00% of the Fund's managed assets.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c) The Fund received reimbursements from Brookfield in the amount of $1,180 and $5,310 for the years ended October 31, 2014 and 2013, respectively. The reimbursements from Brookfield represent less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.


                        See Notes to Financial Statements                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing primarily in mortgage-backed securities that, in the opinion of First Trust Advisors L.P. ("First Trust" or the "Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

     12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2017, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2017, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                             % OF
                                  ACQUISITION      PRINCIPAL       CURRENT      CARRYING                     NET
SECURITY                              DATE           VALUE          PRICE         COST          VALUE       ASSETS
------------------------------------------------------------------------------------------------------------------
BXHTL Mortgage Trust, Series
   2015-JWRZ, Class B               6/19/15      $      800,000   $    99.96   $   800,000   $   799,668      1.22%

Waldorf Astoria Boca Raton Trust,
   Series 2016-BOCA, Class E        7/12/16           1,000,000       100.38     1,000,000     1,003,768      1.54
                                                                               -----------   -----------    ------
                                                                               $ 1,800,000   $ 1,803,436      2.76%
                                                                               ===========   ===========    ======


D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

E. INVERSE FLOATING-RATE SECURITIES

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.

F. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.

G. INTEREST-ONLY SECURITIES

An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2016, was as follows:

Distributions paid from:

Ordinary income...................................   $    2,266,839
Capital gain......................................               --
Return of capital.................................        1,567,096

As of October 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................   $           --
Undistributed capital gains.......................               --
                                                     --------------
Total undistributed earnings......................               --
Accumulated capital and other losses..............       (4,993,262)
Net unrealized appreciation (depreciation)........       (3,564,982)
                                                     --------------
Total accumulated earnings (losses)...............       (8,558,244)
Other.............................................               --
Paid-in capital...................................       73,995,082
                                                     --------------
Net assets........................................   $   65,436,838
                                                     ==============

I. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2016, the Fund had pre-enactment net capital losses for federal income tax purposes of $3,349,872. At October 31, 2016, the Fund had post-enactment net capital losses for federal income tax purposes of $1,643,390 to be carried forward indefinitely. The pre-enactment net capital losses for federal income tax purposes will expire as follows:

                EXPIRATION DATE             AMOUNT
                October 31, 2017       $ 1,927,985
                October 31, 2018       $ 1,421,887

During the taxable year ended October 31, 2016, the Fund did not utilize any pre-enactment capital loss carryforwards.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of April 30, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES

The Fund will pay all expenses directly related to its operations.

K. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trusts funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

L. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2017, were $5,262,992 and $5,520,590, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2017, were $403,961 and 8,211,125, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April 30, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                  ASSET DERIVATIVES                           LIABILITY DERIVATIVES
                                      ------------------------------------------    ------------------------------------------
DERIVATIVE                               STATEMENT OF ASSETS AND                       STATEMENT OF ASSETS AND
INSTRUMENT        RISK EXPOSURE           LIABILITIES LOCATION           VALUE          LIABILITIES LOCATION           VALUE
------------    ------------------    -----------------------------    ---------    -----------------------------    ---------
Futures         Interest Rate Risk    Variation Margin Receivable      $   6,457    Variation Margin Payable         $      --

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2017, on derivatives instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION                                INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on futures                                  $   1,832
Net change in unrealized appreciation (depreciation) on futures          4,625


During the six months ended April 30, 2017, the amount of notional values of futures contracts opened and closed were $3,627,813 and $4,269,125, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 22, 2017, the Fund declared a distribution of $0.065 per share to Common Shareholders of record on June 5, 2017, payable June 15, 2017.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Mortgage Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 3,650,202, the number of votes against was 162,640 and the number of broker non-votes was 400,273. James
A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor may take temporary defensive positions.

LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

MORTGAGE AND ASSET-BACKED SECURITIES RISK: The value of mortgage and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short or medium duration mortgage or asset-backed security into a longer duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Mortgage and asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or entities providing for any credit enhancement.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2017 (UNAUDITED)

A mortgage backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage backed security defaults, the value of that security may decrease.

Mortgage backed securities issued by a private issuer, such as commercial mortgage backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government sponsored entity.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            First Trust Mortgage Income Fund
                ------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   June 20, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   June 20, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:   June 20, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.